UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2005

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THE HAIN CELESTIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

58 South Service Road, Melville, NY 11747

(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 730-2200

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The information contained in this Current Report on Form 8-K, including the exhibits attached hereto, is being furnished pursuant to Item 2.02, “Results of Operations and Financial Condition.” This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On September 8, 2005, The Hain Celestial Group, Inc. (the “Company”) announced certain financial information relating to its fourth quarter and fiscal year ended June 30, 2005.

Operating Free Cash Flow

The Company announced that it generated Operating Free Cash Flow of $25.1 million for fiscal year 2005 achieving a 20% improvement over the prior year’s $20.9 million. The Company computes its Operating Free Cash Flow by deducting Capital Expenditures from its Cash Flow from Operations. During fiscal year 2005, Capital Expenditures amounted to $9.9 million, which when deducted from cash flow from operations of $35.0 million resulted in Operating Free Cash Flow of $25.1 million for the fiscal year compared with $20.9 million in the prior year period.

The Company’s Cash Conversion Cycle was reduced to 69 days, a 17-day reduction from the prior year period. At June 30, 2005, there were 42 days sales in the Company’s accounts receivable, 62 days in the Company’s inventories, and 35 days in the Company’s accounts payable. The improvement in these measurements resulted from the Company’s increased focus on its balance sheet introduced earlier in fiscal year 2005.

The Company released its Statement of Cash Flows for the fiscal year 2005 and its final balance sheet reflecting minor reclassifications when compared with the balance sheet released earlier. These financial statements are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

Safe Harbor Statement

This Current Report on Form 8-K contains forward-looking statements within and constitutes a "Safe Harbor" statement under the Private Securities Litigation Act of 1995. Except for the historical information contained herein, the matters discussed in this filing are forward-looking statements that involve known and unknown risks and uncertainties, which could cause the Company’s actual results to differ materially from those described in the forward-looking statements. These risks include but are not limited to general economic and business conditions; the ability to implement business and acquisition strategies, integrate acquisitions, and obtain financing for general corporate purposes; competition, retention of key personnel and compliance with government regulations and other risks detailed from time-to-time in the Company's reports filed with the Securities and Exchange Commission, including the report on Form 10-K for the fiscal year ended June 30, 2004. The forward-looking statements made in this filing are current as of the date of this filing, and the Company does not undertake any obligation to update forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Consolidated Statements of Cash Flows for the Years ended June 30, 2005, 2004 and 2003.
99.2	Consolidated Balance Sheets as of June 30, 2005 and June 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 9, 2005

THE HAIN CELESTIAL GROUP, INC. (Registrant) By: /s/ Ira J. Lamel Name: Ira J. Lamel Title: Executive Vice President and Chief Financial Officer

Exhibit 99.1

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Year Ended June 30
	2005	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$21,870	$ 27,008	$ 27,492
Adjustments to reconcile net income to net cash provided by operating activities:
SKU Rationalization charges	12,142	-	-
Depreciation and amortization	13,837	9,763	8,619
Provision for doubtful accounts	68	438	103
Deferred income taxes	(644)	3,968	7,864
Non-cash compensation	4,650	372	46
Increase (decrease) in cash attributable to changes in operating assets and liabilities, net of amounts applicable to acquired businesses:
Accounts receivable	2,577	(5,230)	(4,973)
Inventories	496	(11,436)	(2,742)
Other current assets	(6,977)	(2,086)	(1,167)
Other assets	(5,936)	1,888	(1,745)
Accounts payable and accrued expenses	(4,015)	(1,403)	(9,320)
Accrued restructuring and non-recurring charges	-	-	(5,805)
Recoverable income taxes	(3,923)	622	3,389
Tax benefit of nonqualified stock options	828	6,897	180
Net cash provided by operating activities	34,973	30,801	21,941
CASH FLOWS FROM INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	(11,098)	(50,734)	(57,528)
Purchases of property and equipment	(9,890)	(9,918)	(9,157)
Net cash used in investing activities	(20,988)	(60,652)	(66,685)
CASH FLOWS FROM FINANCING ACTIVITIES
(Payments) proceeds from bank revolving credit facility, net	(9,500)	45,350	49,450
Payments on economic development revenue bonds	(3,550)	(558)	(500)
Costs in connection with bank financing	(34)	(985)	(220)
Purchase of treasury stock	(3,460)	(1,129)	(4,281)
Proceeds from exercise of options and warrants, net of related expenses	5,241	19,808	624
(Repayments) proceeds of other long-term debt, net	(3,412)	(13,612)	4,100
Net cash (used in) provided by financing activities	(14,715)	48,874	49,173
Effect of exchange rate changes on cash	(2,620)	(2,518)	(983)
Net (decrease) increase in cash and cash equivalents	(3,350)	16,505	3,446
Cash and cash equivalents at beginning of year	27,489	10,984	7,538
Cash and cash equivalents at end of year	$ 24,139	$ 27,489	$ 10,984

Exhibit 99.2

THE HAIN CELESTIAL GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in thousands)

	June 30,	June 30,
	2005	2004
ASSETS
Current assets:
Cash and cash equivalents	$24,139	$27,489
Trade receivables, net	67,148	69,392
Inventories	76,497	86,873
Recoverable income taxes	2,575	-
Deferred income taxes	5,671	3,111
Other current assets	18,164	11,449
Total current assets	194,194	198,314

Property, plant and equipment, net	88,204	87,002
Goodwill, net	350,833	333,218
Trademarks and other intangible assets, net	61,010	55,793
Other assets	12,895	9,904
Total assets	$707,136	$684,231
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$65,922	$59,031
Income taxes payable	1,139	2,489
Current portion of long-term debt	2,791	6,845
Total current liabilities	69,852	68,365

Deferred income taxes	16,723	14,807
Long-term debt, less current portion	92,271	104,294
Total liabilities	178,846	187,466

Stockholders' equity:
Common stock	375	371
Additional paid-in capital	404,517	394,740
Deferred compensation	(1,872)	(2,809)
Retained earnings	127,967	106,097
Treasury stock	(12,745)	(9,285)
Foreign currency translation adjustment	10,048	7,651
Total stockholders' equity	528,290	496,765

Total liabilities and stockholders' equity	$707,136	$684,231